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                                                                    Exhibit 23.1
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                    CONSENT OF INDEPENDENT ACCOUNTANTS
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We consent to the incorporation by reference in the Registration Statement No.
333-82066 of Digital Insight Corporation on Form S-8 of our report dated
February 1, 2002 appearing in this Form 8-K/A of Digital Insight Corporation relating to the financial statements of Virtual Financial Services, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Indianapolis, Indiana
February 22, 2002

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